GNMA265SP1200

11/30/00

Dreyfus

GNMA Fund, Inc.

Investing in Ginnie Maes and other mortgage-related securities for current income


PROSPECTUS September 1, 2000
             As revised, December 15, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE FUND
----------------------------------------------------

                             2    Goal/Approach

                             3    Main Risks

                             4    Past Performance

                             5    Expenses

                             6    Management

                             7    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                             8    Account Policies

                            11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                            16    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  Back Cover

What every investor should know about the fund

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

                                                                     The Fund
                                                       Dreyfus GNMA Fund, Inc.
                                               --------------------------------
                                                          Ticker Symbol: DRGMX

GOAL/APPROACH

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 65% of its net assets in GNMA certificates (popularly called "Ginnie Maes"), which are guaranteed as to timely payment of principal and interest by the Government
National    Mortgage    Association.

The fund also may invest in other mortgage-related securities, including those issued by government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (CMOs) , including residential and commercial mortgage-backed securities issued by governmental agencies or private entities. The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.

The fund also may purchase other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as U.S. Treasury bills, notes and bonds. It also may purchase asset-backed securities and enter into
repurchase    agreements.

INFORMATION ON THE FUND' S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand

GINNIE MAES: securities backed by a pool of residential mortgages, which "pass through" to investors the interest and principal payments of homeowners. The Government National Mortgage Association guarantees that investors will receive timely principal and interest payments even if homeowners do not make mortgage payments on time.

CMOS: multi-class bonds backed by pools of mortgage pass-through securities or mortgage loans; either residential or commercial. CMOs may be issued by U.S. government agencies or private entities.

COMMERCIAL MORTGAGE-BACKED SECURITIES: a CMO backed by loans on apartment buildings, office buildings or shopping centers.



2
<PAGE 2>

MAIN RISKS

A security guaranteed by the U.S. government is guaranteed only as to principal and interest. Neither the market value of such security nor the fund's share price is guaranteed. The value of your investment in the fund could go up or down, which means that you could lose money.

While prices of fixed-income securities tend to move inversely with interest rate changes, mortgage-related securities may react differently to interest rate changes than other bonds, because of prepayments and other factors. For example, when interest rates fall, mortgage pass-through securities may be paid off earlier than expected, and the fund may reinvest those assets at lower rates. This factor lessens price-appreciation potential from interest rate declines. When rates rise, prices may decline less, given their generally higher coupon. Also, when rates rise it may effectively lengthen a mortgage-related security's expected maturity and cause the value of the security to fluctuate more widely in response to interest rate changes.

If the market for privately issued securities in which the fund invests becomes " illiquid," typically when there are many more sellers than buyers for the securities, the value of those securities, and the fund's share price, may fall dramatically.

Privately issued mortgage-related securities also are subject to credit risks associated with the underlying mortgage properties and, during difficult economic conditions, may be more volatile and less liquid than more traditional, government-backed debt securities.

Other potential risks

Most mortgage- and asset-backed securities are a form of derivative. The fund, at times, may also invest in other derivative securities, such as options and futures. Derivatives are used primarily to hedge the fund's portfolio, but may be used to increase returns; however, such practices may lower returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may buy securities on a forward-commitment basis, and enter into reverse repurchase agreements, which are forms of borrowing that can increase the fund's overall price volatility.

                                                                     The Fund 3



<PAGE 3>

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund' s average annual total return to that of the Lehman Brothers GNMA Index, an unmanaged Ginnie Mae performance benchmark. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

9.75    14.50   6.34    7.16    -2.77   15.11   4.41    8.83    4.16    1.31
90      91      92      93      94      95      96      97      98      99


BEST QUARTER:                                 Q3 '91         +4.96%

WORST QUARTER:                                Q1 '94         -2.36%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/00 WAS 3.98%.
                        --------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                1 Year               5 Years            10 Years
                    ---------------------------------------------------------------------------------------

FUND                                            1.31%               6.66%                6.75%

LEHMAN

BROTHERS

GNMA INDEX                                      1.93%               8.08%                7.87%



What this fund is --
and isn't

This fund is a mutual fund:
a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






4
<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load).
                        --------------------------------------------------------

Fee table


ANNUAL FUND OPERATING EXPENSES
% OF AVERAGE DAILY NET ASSETS
Management fees                                                            0.60%

Rule 12b-1 fee                                                             0.16%

Other expenses                                                             0.16%

                         -------------------------------------------------------

TOTAL                                                                      0.92%
                        --------------------------------------------------------

Expense example

1 Year                  3 Years                 5 Years                 10 Years
--------------------------------------------------------------------------------

$94                  $293                        $509                   $1,131

                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.


RULE 12B-1 FEE: a fee of up to 0.20% used to reimburse the fund's distributor for distributing fund shares, servicing shareholder accounts, and advertising and marketing. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                      The Fund 5





<PAGE 5>

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $134 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


Portfolio manager

Michael Hoeh has been the fund's primary portfolio manager since March 1997 and has been employed by Dreyfus since October 1996. Prior to joining Dreyfus, Mr. Hoeh was senior vice president of the portfolio management division of ARM Capital Advisors, Inc.



6
<PAGE 6>

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. " Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                YEAR ENDED APRIL 30,

                                        2000           1999            1998            1997           1996
---------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period    14.54           14.99          14.44           14.50          14.32

Investment operations:

      Investment income -- net            .90             .92            .91             .92            .96

      Net realized and unrealized gain
      (loss) on investments              (.65)           (.46)           .55            (.05)           .18

Total from investment operations          .25             .46           1.46             .87           1.14

Distributions:

      Dividends from investment
      income -- net                      (.90)           (.91)          (.91)           (.93)          (.96)

Net asset value, end of period          13.89           14.54          14.99           14.44          14.50

Total return (%)                         1.75            3.17          10.38            6.17           8.11
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                 .92             .94            .96             .96            .96

Ratio of interest expense
and loan commitment fees
to average net assets (%)                  --             .25             --              --             --

Ratio of net investment income
to average net assets (%)                6.40            6.19           6.16            6.38           6.57

Portfolio turnover rate (%)            420.18          206.15         342.71          323.99         144.43
--------------------------------------------------------------------------------------------------------

Net assets, end of period
($ x 1,000)                           910,969       1,068,347      1,172,792       1,240,459      1,373,618




                                                                      The Fund 7



<PAGE 7>

                                                                Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.
                        --------------------------------------------------------

Minimum investments

                                                Initial      Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR
                                                             TELETRANSFER
INVESTMENTS

TRADITIONAL IRAS                                $750         NO MINIMUM

SPOUSAL IRAS                                    $750         NO MINIMUM

ROTH IRAS                                       $750         NO MINIMUM

EDUCATION IRAS                                  $500         NO MINIMUM
                                                             AFTER THE FIRST
YEAR

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

                        All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.




8

<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

(pound) if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

(pound) the fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests, for up to eight business days following the purchase of those shares
                        --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
                        --------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $500,000 FOR JOINT
ACCOUNTS
                                                        EVERY 30 DAYS


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

(pound) requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                               Your Investment 9



<PAGE 9>

ACCOUNT POLICIES (CONTINUED)

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes
reasonable    measures    to    verify    the    order.

THE FUND RESERVES THE RIGHT TO:

(pound) refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund' s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of the fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound)   change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

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<PAGE 10>


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Except in tax-advantaged accounts, any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.


                                                              Your Investment 11




<PAGE 11>

SERVICES FOR FUND INVESTORS

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.





12
<PAGE 12>

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee may be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

                        Exchange privilege

YOU CAN EXCHANGE SHARES worth $500 or more (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

(pound)  for traditional, rollover, Roth and Education IRAs, call 1-800-645-656

(pound) for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910


                                                              Your Investment 13

<PAGE 13>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
   P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105,
Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900051973

   * the fund name

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051973

* the fund name

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

   WITHOUT ANY INITIAL INVESTMENT Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.








14

<PAGE 14>

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment 15



<PAGE 15>

 INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

           In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 6427, Providence, RI 02940-6427

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051973

* the fund name

* your account number

* name of investor

* the contribution year

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

           Automatically

   WITHOUT ANY INITIAL INVESTMENT  Call us
to request a Dreyfus Step Program form. Complete and return the form along with your application.

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.







16

<PAGE 16>

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required.

Mail in your request (see "To Open an Account" at left).


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS TRUST COMPANY, CUSTODIAN

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment 17



<PAGE 17>

                    For More Information

                        Dreyfus GNMA Fund, Inc.
                        -----------------------------
                        SEC file number:  811-4215

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes the fund' s performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2000 Dreyfus Service Corporation                                  265P1200